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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


        As independent public accountants, we hereby consent to the use of our report dated February 25, 1998, included in this Form 10-K and to all references to our Firm included in the registration statement on Form S-8 (File Nos. 333-10957 and 333-27977).


                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 27, 1998